Q1 FY 2015 FINANCIAL RESULTS CONFERENCE CALL October 30, 2014 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR This presentation may contain certain comments, which are “forward-looking” statements that involve plans, strategies, economic performance and trends, projections, expectations, or beliefs about future events and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties; these statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Any number of factors could cause actual results to differ materially from anticipated results. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2014, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. ScanSource disclaims any intentions or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS – Q1 FY15 3  Record net sales for first quarter 2015 of $792 million, up 8% Y/Y, and non-GAAP diluted EPS of $0.75*; both above our expected range  Record sales quarter for Worldwide Barcode & Security, up 11% Y/Y  Worldwide Communications & Services sales increased 3% Y/Y  First quarter 2015 return on invested capital of 16.2%* excluding acquisition costs and contingent consideration  On September 19, 2014, completed acquisition of Imago, Europe’s leading value-added video and voice communications distributor * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q1 FY15 Q1 FY14 GAAP Non- GAAP* GAAP Non- GAAP* Y/Y Change (non-GAAP): Net sales $791.7 $791.7 $731.9 $731.9  8.2% increase Gross profit 77.6 77.6 76.5 76.5  1.5% increase Gross profit margin % (of net sales) 9.8% 9.8% 10.5% 10.5%  64 bp margin decrease SG&A expenses 45.8 45.8 46.6 46.6  1.7% lower SG&A Amortization of intangible assets 1.0 -- 0.9 -- Change, FV contingent consideration 0.5 -- 0.7 -- Acquisition costs 1.3 -- -- -- Operating income 29.0 31.8 28.2 29.9  6.5% increase Operating income % (of net sales) 3.7% 4.0% 3.9% 4.1%  6 bp margin decrease Net income $19.2 $21.6 $19.4 $20.5  5.0% increase Diluted EPS $0.67 $0.75 $0.69 $0.73  2.7% increase HIGHLIGHTS – Q1 FY15 4 * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In millions, except EPS

Q1 FY15 SALES MIX 5 By Technology By Geography 63% Barcode & Security 37% Communications & Services 75% North America* 25% International Barcode & Security = Worldwide Barcode and Security Communications & Services = Worldwide Communications and Services As a % of Q1 FY15 net sales of $791.7 million * Includes the United States and Canada.

Q1 FY15 Q1 FY14 Net sales $501.0 $450.6 Gross profit $43.0 $40.7 Gross margin 8.6% 9.0% Operating income $12.5 $12.0 Operating income % 2.5% 2.7% Non-GAAP operating income $13.6 $13.3 Non-GAAP operating income % 2.7% 2.9% WW BARCODE & SECURITY 6 $451 $501 Q1 FY14 Q1 FY15 Net Sales, $ in millions Up 11.2% Excluding FX, Up 11.1% $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q1 FY15 Q1 FY14 Net sales $290.8 $281.3 Gross profit $34.6 $35.8 Gross margin 11.9% 12.7% Operating income $17.8 $16.3 Operating income % 6.1% 5.8% Non-GAAP operating income $18.2 $16.6 Non-GAAP operating income % 6.3% 5.9% WW COMMUNICATIONS & SERVICES 7 $281 $291 Q1 FY14 Q1 FY15 Net Sales, $ in millions Up 3.4% Excluding FX, Up 3.4% $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q1 FY15 Q4 FY14 Q1 FY14 Return on invested capital (“ROIC”)* 16.2% 14.0% 17.4% Cash and cash equivalents (Q/E) $139.9 $194.9 $193.8 Operating cash flow, trailing 12-months $2.7 $47.7 $172.7 Days sales outstanding in receivables 55** 55 55 Inventory (Q/E) $495.1 $504.8 $433.1 Inventory turns 5.7** 5.6 6.3 Paid for inventory days 9.7** 10.9 2.2 Q1 FY15 KEY MEASURES 8 $ in millions * Excludes non-GAAP adjustments and change in fair value of contingent consideration. See Appendix for calculation of ROIC, a non-GAAP measure. ** Excludes the impact of Imago, which was completed September 19, 2014.

Q2 FY15 OUTLOOK* 9 * Outlook as of October 30, 2014. Non-GAAP diluted EPS excludes amortization of intangibles, change in fair value of contingent consideration, and acquisition costs. For the quarter ending December 31, 2014, excluding planned acquisition of Network 1 and other adjustments for non-GAAP measures: Net Sales Non-GAAP Diluted Earnings Per Share  Range from $780 million to $800 million  Range midpoint: $790 million  Range from $0.64 to $0.66 per share  Range midpoint: $0.65

WW BARCODE & SECURITY HIGHLIGHTS 10 * See Appendix for reconciliation of net sales excluding impact of foreign exchange to a GAAP measure. $451 $501 Q1 FY14 Q1 FY15 Net Sales, $ in millions Up 11.2% Excluding FX, Up 11.1%  63% of overall sales  Record sales quarter for the segment  Record quarters for North America POS & Barcode, Brazil and Mexico  Strong growth from international POS & Barcode units  Strong big deal quarter

WW COMMUNICATIONS & SERVICES HIGHLIGHTS 11 * See Appendix for reconciliation of net sales excluding impact of foreign exchange to a GAAP measure. $281 $291 Q1 FY14 Q1 FY15 Net Sales, $ in millions Up 3.4% Excluding FX, Up 3.4%  37% of overall sales  Increased 9% sequentially with Q/Q increases for all Communications business units  Record sales quarter for ScanSource Communications in North America  ScanSource Services Group had a record quarter for configuration services

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 ($ in thousands) Quarter Ended September 30, 2014 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 28,977 $ 29,236 $ 19,208 $ 0.67 Adjustment: Amortization of intangible assets 992 992 660 0.02 Change in fair value of contingent consideration 513 513 341 0.01 Acquisition costs (a) 1,350 1,350 1,350 0.05 Non-GAAP measure $ 31,832 $ 32,091 $ 21,559 $ 0.75 Quarter Ended September 30, 2013 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 28,221 $ 28,439 $ 19,437 $ 0.69 Adjustment: Amortization of intangible assets 924 924 605 0.02 Change in fair value of contingent consideration 738 738 487 0.02 Non-GAAP measure $ 29,883 $ 30,101 $ 20,529 $ 0.73 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 13 ($ in thousands) Quarter Ended September 30, 2014 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 500,960 $ 290,760 $ - $ 791,720 GAAP operating income $ 12,541 $ 17,786 $ (1,350) $ 28,977 Adjustments: Amortization of intangible assets 580 412 - 992 Change in fair value of contingent consideration 498 15 - 513 Acquisition costs - - 1,350 1,350 Non-GAAP operating income $ 13,619 $ 18,213 $ - $ 31,832 GAAP operating income % (of net sales) 2.5% 6.1% n/m 3.7% Non-GAAP operating income % (of net sales) 2.7% 6.3% n/m 4.0% Quarter Ended September 30, 2013 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 450,644 $ 281,260 $ - $ 731,904 GAAP operating income $ 11,959 $ 16,262 $ - $ 28,221 Adjustments: Amortization of intangible assets 576 348 - 924 Change in fair value of contingent consideration 738 - - 738 Non-GAAP operating income $ 13,273 $ 16,610 $ - $ 29,883 GAAP operating income % (of net sales) 2.7% 5.8% n/m 3.9% Non-GAAP operating income % (of net sales) 2.9% 5.9% n/m 4.1% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 ($ in thousands) Q1 FY15 Q4 FY14 Q1 FY14 Return on invested capital (ROIC), annualized (a) 16.2% 14.0% 17.4% Reconciliation of Net Income to EBITDA Net income - GAAP $ 19,208 $ 27,105 $ 19,437 Plus: Income taxes 10,028 13,774 9,002 Plus: Interest expense 190 33 247 Plus: Depreciation and amortization 1,897 1,985 1,869 EBITDA 31,323 42,897 30,555 Change in fair value of contingent consideration 513 93 738 Acquisition costs 1,350 - - Legal recovery, net of attorney fees - (15,490) - Adjusted EBITDA (numerator for ROIC)(non-GAAP) $ 33,186 $ 27,500 $ 31,293 Invested Capital Calculation Equity - beginning of the quarter $ 802,643 $ 772,786 $ 695,956 Equity - end of quarter 810,265 802,643 723,748 Add: Change in fair value of contingent consideration, net of tax 341 61 487 Add: Acquisition costs, net of tax 1,350 - - Less: Legal recovery, net of attorney fees, net of tax - (9,756) - Average equity 807,300 782,867 710,096 Average funded debt (b) 6,205 5,429 5,429 Invested capital (denominator for ROIC)(non-GAAP) $ 813,505 $ 788,296 $ 715,525 Notes: (a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures. (b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 15 ($ in millions) Worldwide Barcode & Security Net sales, excluding impact of foreign exchange (FX) - Y/Y Change: Q1 2015 net sales $ 501.0 Foreign exchange impact (0.2) Q1 2015 net sales, excluding FX impact $ 500.8 Q1 2014 sales $ 450.6 % Change 11.1% Worldwide Communications & Services Net sales, excluding impact of foreign exchange (FX) - Y/Y Change: Q1 2015 net sales $ 290.8 Foreign exchange impact 0.1 Q1 2015 net sales, excluding FX impact $ 290.9 Q1 2014 sales $ 281.3 % Change 3.4%